UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 21, 2005
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                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                     1-12709                  16-1482357
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


The Commons, PO Box 460, Ithaca, New York                          14851
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(Address of Principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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Item 8.01    Other Events

         On, November 21, 2005, the Company issued a press release announcing that it has signed a definitive agreement to acquire AM&M Financial Services, Inc. (AM&M). AM&M, headquartered in Pittsford, New York, is a fee-based financial planning firm serving clients in the Western New York area for over 25 years. Under the terms of the agreement, Tompkins will acquire all of the outstanding shares of AM&M capital stock for an amount paid in cash and Tompkins common stock. The transaction is structured with a portion of the purchase price payable at closing, with additional contingent amounts payable, depending on the operation results of AM&M, during the four years after closing. It is currently anticipated that the acquisition, which is subject to regulatory approval and other customary conditions to closing, will be completed in the first quarter of 2006. A copy of the press release is attached to this Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.      Description
         -----------      -----------

           99.1           Press Release of Tompkins Trustco, Inc. dated
                          November 21, 2005




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date:  November 21, 2005               By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and CEO

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      EXHIBIT DESCRIPTION                                          PAGE
------      -------------------                                          ----
99.1        Press Release of Tompkins Trustco, Inc. dated
            November 21, 2005.